The Torray Fund

                    Supplement dated as of October 16, 1997
                     to Statement of Additional Information
                              dated April 30, 1997

This Supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be retained and read in conjunction with such Statement.

The Section "Other Services" on page 15 of the Statement of Additional Information is replaced with the following:

Custodial Arrangements. United Missouri Bank ("UMB"), 928 Grand Blvd., Kansas City, MO 64141, is the custodian for the Fund. As such, UMB holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, UMB receives and delivers cash and securities of the Fund in connection with the Fund transactions and collects all dividends and other distributions made with respect to the Fund's portfolio securities. UMB also maintains certain accounts and records of the Fund.

Transfer and Shareholder Servicing Agent. FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903 serves as transfer agent and shareholder servicing agent to the Fund pursuant to a Transfer Agent Service Agreement (the "Transfer Agent Agreement"). Under the Transfer Agent Agreement, FPS Services, Inc. has agreed to (i) issue and redeem Shares of the Fund; (ii) provide shareholder services which includes responding to Shareholder correspondence and inquiries; (iii) maintain Shareholder accounts and certain sub-accounts; and
(iv) prepare periodic reports to the Fund's officers and/or Board of Trustees.

Certified Public Accountants. The Fund's independent public accountants are Briggs, Bunting & Dougherty, LLP. Briggs, Bunting & Dougherty, LLP conducts an annual audit of the Fund, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                       PLEASE RETAIN FOR FUTURE REFERENCE